SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2002

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0–9439

Texas	74–2157138
(State or other Jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040–1359
(Address of principal executive offices)	(ZIP Code)

(956) 722–7611
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5.    Other Events

On November 7, 2002, International Bancshares Corporation issued a news release announcing third quarter 2002 earnings, attached hereto and filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

c.             Exhibits

The following exhibit is filed as part of this report:

(99)                          News release of International Bancshares Corporation dated November 7, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

  (Registrant)

By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President
and Chief Executive Officer

Date:  November 7, 2002

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99	News Release of International Bancshares Corporation dated November 7, 2002.	5